Exhibit 10.28

FIFTH AMENDMENT TO RESTATED LOAN AGREEMENT

THIS FIFTH AMENDMENT (“Amendment”) to Restated Loan Agreement dated November 26, 2013, as modified by joinder dated December 12, 2014, amended on May 29, 2015, August 7, 2015, August 5, 2016, and August 1, 2017 (“Agreement”) is made by and between FIFTH THIRD BANK, an Ohio banking corporation (“Lender”), and INNOVATIVE FOOD HOLDINGS, INC., a Florida corporation, FOOD INNOVATIONS, INC., a Florida corporation, GOURMET FOODSERVICE GROUP, INC., a Florida corporation, ARTISAN SPECIALTY FOODS, INC., a Delaware corporation, 4 THE GOURMET, INC., a Florida corporation, HALEY FOOD GROUP, INC., a Florida corporation, GOURMET FOODSERVICE GROUP WAREHOUSE, INC., a Florida corporation, ORGANIC FOOD BROKERS, LLC, a Colorado limited liability company, INNOVATIVE GOURMET, LLC, a Delaware limited liability company, and FOOD FUNDING, LLC, a Delaware limited liability company (collectively, “Obligors”) on February 28, 2018 (“Amendment Date”).

RECITALS:

WHEREAS, the Agreement governs five credit facilities established by Lender, consisting of a term loan in the original principal sum of FIVE HUNDRED FORTY-SIX THOUSAND and 00/100 DOLLARS ($546,000.00) (“Loan 1”), a revolving loan in the maximum principal sum ONE MILLION and 00/100 DOLLARS ($1,000,000.00), which was renewed and increased to ONE MILLION FIVE HUNDRED THOUSAND and 00/100 DOLLARS ($1,500,000.00), which was renewed and increased to TWO MILLION and 00/100 DOLLARS (2,000,000.00) (“Loan 2”), a term loan in the original principal sum of ONE MILLION and 00/100 DOLLARS ($1,000,000.00) (“Loan 3”) which has been paid out, a term loan in the original principal sum of NINE HUNDRED EIGHTY THOUSAND and 00/100 DOLLARS ($980,000.00) (“Loan 4”), and a term loan in the original principal sum of ONE MILLION TWO HUNDRED THOUSAND and 00/100 DOLLARS ($1,200,000.00) (“Loan 5”) which has paid out;

WHEREAS, Obligors and Lender have agreed to amend the Agreement to renew Loan 1 in the maximum sum of TWO HUNDRED SEVENTY-THREE THOUSAND and 00/100 DOLLARS ($273,000.00), which is and shall continue to be secured by a Mortgage on real estate in Lee County, Florida, executed by INNOVATIVE FOOD HOLDINGS, INC., a Florida corporation, and Obligors’ tangible and intangible personal property; and

WHEREAS, Obligors and Lender have agreed to amend the Agreement to amend Loan 2 to add INNOVATIVE GOURMET, LLC, a Delaware limited liability company, and FOOD FUNDING, LLC, a Delaware limited liability company, as additional co-borrowers; and

WHEREAS, Obligors and Lender have agreed to amend the Agreement to establish a sixth credit facility for Obligors in the principal sum of ONE MILLION FIVE HUNDRED THOUSAND and 00/100 DOLLARS ($1,500,000.00), which shall be secured by Obligors’ tangible and intangible personal property; and

WHEREAS, Obligors and Lender desire to set forth the mutually agreed upon amended terms and conditions to the Agreement for the renewal of Loan 1, the amendment of Loan 2, and the establishment of the additional credit facility for Loan 6.

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NOW, THEREFORE, in consideration of the above Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

The following Definitions are hereby amended to add or be redefined:

a. “Fixed Charge Coverage Ratio” shall mean the ratio of (a) consolidated Borrower’s EBITDA, plus Rent, less cash taxes paid, distributions, dividends, unfinanced capital expenses and other extraordinary items for the trailing twelve (12) month period then ending to (b) the consolidated sum of (i) Borrower’s rent expense, interest expense, and (ii) all principal payments with respect to Indebtedness that were paid or were due and payable by all Consolidated Entities during the period.  The Fixed Charge Coverage Ratio shall be no less than 1:20:1.00.

b. “Loan 6” shall mean the term loan established for Borrowers pursuant to Section 2.1.F.

c. “Loans” shall mean Loan 1, Loan 2, Loan 4, Loan 6 and each other loan governed by this Agreement, all of which shall be cross-defaulted and cross-collateralized.  The term “Loan” may refer to any of the Loans, individually.

d. “Loan Documents” shall mean this Agreement, the Notes, any and all Rate Management Agreements, the Security Instruments, the Financing Statements, the Loan Commitment Letter, each Environmental Agreement and all the other documents, agreements, certificates, schedules, statements and opinions, however described, referenced herein or executed or delivered pursuant hereto or in connection with or arising with the Loans or the transactions contemplated by this Agreement.

e. “Maturity Date” as to Loan 1 shall mean February 28, 2023, as to Loan 2 shall mean August 1, 2018, as to Loan 4 shall mean May 29, 2020, and as to Loan 6 shall mean August 28, 2019.

f.  “Note 1” shall mean the renewal term note dated effective as of February 26, 2018 in the original principal sum of TWO HUNDRED SEVENTY-THREE THOUSAND and 00/100 DOLLARS ($273,000.00), and all renewals, modifications, substitutions, amendments and consolidations thereto.

g. “Note 2” shall mean the amended revolving renewal note dated effective as of August 1, 2017 in the principal sum of TWO MILLION and 00/100 DOLLARS ($2,000,000.00), and all renewals, modifications, substitutions, amendments and consolidations thereto.

h.  “Note 6” shall mean the term note dated effective as of February 28, 2018 in the original principal sum of ONE MILLION FIVE HUNDRED THOUSAND and 00/100 DOLLARS ($1,500,000.00), and all renewals, modifications, substitutions, amendments and consolidations thereto.

i. “Notes” shall mean Note 1, Note 2, Note 4, Note 6, and each other note executed and delivered pursuant to this Agreement.  The term “Note” may refer to any of the Notes, individually.

2.	Paragraph A of Section 1.5 of the Agreement is hereby amended to read:

A.  Interest on Loan 1 shall, until an Event of Default or maturity, accrue interest at the LIBOR Rate plus 3.00%.  Interest on Loan 2 shall, until an Event of Default or maturity, accrue interest at the

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LIBOR Rate plus 3.250%.  Interest on Loan 4 shall, until an Event of Default or maturity, accrue interest at the LIBOR Rate plus 2.750%. Interest on Loan 6 shall, until an Event of Default or maturity, accrue interest at the LIBOR Rate plus 4.25%.

3.	Paragraph A of Section 2.1 of the Agreement is hereby restated to read:

A.  Loan 1.  Lender agrees, upon the terms and conditions set forth in this Agreement, and in reliance upon the representations and warranties made under this Agreement, to renew Loan 1 in the maximum sum of TWO HUNDRED SEVENTY-THREE THOUSAND and 00/100 DOLLARS ($273,000.00).  In consideration of Lender renewing Loan 1, Obligors shall pay Lender a loan commitment fee of TWO THOUSAND FIVE HUNDRED and 00/100 DOLLARS ($2,500.00) and a note fee of EIGHT HUNDRED and 00/100 DOLLARS ($800.00), of which FOUR HUNDRED and 00/100 DOLLARS ($400.00) shall be waived by Lender at Closing. Obligors shall pay all expenses, taxes, and fees incurred in connection with the documentation, underwriting and Closing of Loan 1 and this Amendment, including but not limited to, Lender’s attorneys’ fees, recording fees, lien search fees, UCC fees, appraisal fees, and other reasonable fees and expenses as may be required.

4. Paragraph F is hereby added to Section 2.1 of the Agreement to read:

F. Loan 6.  Lender agrees, upon the terms and conditions set forth in the Agreement, and in reliance upon the representations and warranties made under the Agreement and in this Amendment, to loan to Obligors the amount of ONE MILLION FIVE HUNDRED THOUSAND and 00/100 DOLLARS ($1,500,000.00).  At Closing, Lender shall disburse the entire Loan 6 proceeds for Obligors’ acquisition and refinance of non-residential property.  In consideration of Lender making Loan 6, Obligors shall pay Lender a loan commitment fee of TEN THOUSAND and 00/100 DOLLARS ($10,000.00) and a note fee of EIGHT HUNDRED and 00/100 DOLLARS ($800.00), of which FOUR HUNDRED and 00/100 DOLLARS ($400.00) shall be waived by Lender at Closing.  Obligors shall pay all expenses, taxes, and fees incurred in connection with the documentation, underwriting and Closing of Loan 6 and this Amendment, including but not limited to, Lender’s attorneys’ fees, recording fees, lien search fees, UCC fees, appraisal fees, and other reasonable fees and expenses as may be required.

5. Paragraph A of Section 2.4 of the Agreement is hereby amended to add sub-paragraph 5 to read:

SECTION 2.4 Collateral Borrowers

A. 5.  As Collateral for Loan 6, a perfected security interest in all Personal Property of Obligors.  In connection with this security interest pledged in the Personal Property, Obligors shall execute and deliver to Lender such affirmations of the Security Agreements and authorize the filing of such Financing Statements, as required by Lender, to be recorded with the Secured Transaction Registry for the State of Florida, as Lender deems appropriate to grant Lender a security interest in the Personal Property of Obligors.

6. Paragraph F is hereby added to Section 5.1 of the Agreement to read:

F. Annually, beginning December 31, 2018, INNOVATIVE FOOD HOLDINGS, INC., a Florida corporation, shall provide Lender a company-prepared compliance certificate within one hundred twenty (120) days of fiscal year end.

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7. Section 5.14 of the Agreement is hereby restated to read:

On a consolidated basis, Obligors shall maintain a Fixed Charge Coverage Ratio of no less than 1:20 to 1.00 which shall be tested annually at calendar year end based on Obligor’s consolidated certified public accountant prepared audited financial statements.

8. Section 6.7 of the Agreement is hereby restated to read:

Except as may be approved by writing by Lender in advance, no Obligor shall incur, create, assume or permit to exist any new Debt other than the indebtedness represented by the Loans except additional Debt to the Lender and new Debt not to exceed TWO HUNDRED FIFTY THOUSAND and 00/100 DOLLARS ($250,000.00) on an annual basis considered on a consolidated basis for all Obligors and their subsidiaries.

9. Additional Representations, and Warranties of the Obligors. Obligors hereby make the following additional representations and warranties under Article IV, to the Lender:

a. No Change. Since the Statement Date there has been no material adverse change in the good standing, business, operations, assets, or financial or other condition of Obligors except as specifically disclosed to Lender in writing or in financial statements delivered by Obligors to Lender since the Statement Date. Since the Statement Date, no Obligor has entered into, incurred, or assumed any long-term debt, mortgages, material leases or oral or written commitments, nor commenced any significant project, nor made any purchase or acquisition of any significant property.

b. No Legal Bar. The execution, delivery, and performance of the Loan Documents and specifically this Amendment and the documents associated with Loan 2 and the borrowing hereunder and the use of the proceeds thereof, will not violate any Requirement of Law or any Contractual Obligation of any Obligor.

c. No Material Litigation. There is no litigation, investigation, or proceeding (including, without limitation, claims arising out of violation of any Environmental Laws or improper use or disposal of any Hazardous Substances) of or before any arbitrator or Governmental Authority is pending or, to the knowledge of any Obligor threatened by or against any Obligor, or against any of such parties’ properties or revenues which is likely to be adversely determined and which, if adversely determined, is likely to have a material adverse effect on the business, operations, property, or financial or other condition of such Obligor.

d. Taxes.

(i) Each Obligor has filed or caused to be filed all tax returns that are required to be filed and have paid all taxes shown to be due and payable on said returns or on any assessments made against them or any of their property other than taxes that are being contested in good faith by appropriate proceedings and as to which such Obligor has established adequate reserves.

(ii) Lender and Obligors believe that since Note 6 is not secured by Florida real estate, the documentary stamp tax due under Florida law in connection with the new obligations created by Note 6 is limited to the amount of TWO THOUSAND FOUR HUNDRED FIFTY and 00/100 DOLLARS ($2,450.00), pursuant to §201.08(1) of the Florida Statutes (2017) (“Maximum Tax”).  Lender and Obligors believe that since Note 2 is an amendment of a renewal Note not secured by Florida real estate, but which adds additional

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obligors, the documentary stamp tax due under Florida law in connection with Note 2 is limited to the Maximum Tax.  Lender and Obligors believe that Note 1 is a renewal Note secured by a Mortgage on real estate in Lee County, Florida, upon which documentary stamp taxes were previously paid in the amount of ONE THOUSAND NINE HUNDRED ELEVEN and 00/100 DOLLARS ($1,911.00) and intangible taxes were previously aid in the amount of ONE THOUSAND NINETY-TWO and 00/100 DOLLARS ($1,092.00) (“Previous Tax”).  Lender and Obligor believe that no additional documentary stamp taxes are due herewith on Note 1 in excess of the Previous Tax.  Obligors, jointly and severally, warrant that they will pay to the Lender, its successors and assigns, all sums of money, with interest at the rate equal to the Default Rate, which the Lender shall or may advance, pay or cause to be paid, or become liable to pay, on account of or in connection with the failure to pay any documentary stamp taxes on Note 1, Note 2, and Note 6 in excess of the Maximum Tax (for Note 1 and Note 2) and the Previous Tax (for Note 6)  (Maximum Tax and Previous Tax shall be collectively referred to herein as “Taxes”) and any interest and penalties associated with such Taxes.  Obligors will make such payment to the Lender within ten (10) days of Lender’s demand therefore, whether Lender shall have paid out such sum, or any part thereof or not.  Upon receipt of such payment by the Lender, the Lender agrees to remit such payments to the appropriate Governmental Authority, if not previously paid.  In any accounting which may be had between the Lender and Obligors, Lender shall be entitled to charge for any and all disbursements in and about the matters herein contemplated made by it in good faith, under the belief that it is or was liable for the Taxes so assessed.  Obligors waive any defense to an action by Lender to enforce payment of Loan 1, Loan 2 and Loan 6 and collection of any Indebtedness based upon nonpayment of any documentary stamp tax on Note 1, Note 2 and Note 6.

e. Assets.  Each Obligor has good and marketable title to all property and assets reflected in the most current Financial Statements, except property and assets sold or otherwise disposed of in the ordinary course of business subsequent to the respective dates thereof. No Obligor has any outstanding liens on any of their properties or assets nor are there any security agreements to which either of them is a party, or title retention agreements, whether in the form of leases or otherwise, of any personal property except as reflected in the most current Financial Statements.

10. Each Obligor acknowledges that it has no claims of offset or defenses to the Indebtedness and hereby confirms that there has been no Event of Default under the Agreement or any other Loan Document. Each Obligor waives any and all claims of offset or defenses to the Loan Documents and the Indebtedness as a condition to the extension of the credit represented by Loan 1, Loan 2 and Loan 6 by Lender hereunder.

11. These covenants shall be deemed supplemental to the covenants contained within the Agreement unless they expressly conflict with such covenants in which event these provisions shall prevail.

12. This Amendment may be executed in counterparts and by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

13. In all other respects, Obligors and Lender hereby ratify and confirm the terms and conditions of the Agreement.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties have executed or caused this Amendment to be executed effective on the Amendment Date.

Signed, sealed and delivered in the presence of:

WITNESSES:	OBLIGORS:

INNOVATIVE FOOD HOLDINGS, INC.,
a Florida corporation

Witness #1 Signature	By: Justin Wiernasz, President

Witness #1 Printed Name

Witness #2 Signature

Witness #2 Printed Name

FOOD INNOVATIONS, INC.,
a Florida corporation

Witness #1 Signature	By: Justin Wiernasz, President

Witness #1 Printed Name

Witness #2 Signature

Witness #2 Printed Name

GOURMET FOODSERVICE GROUP, INC.,
a Florida corporation

Witness #1 Signature	By: Justin Wiernasz, President

Witness #1 Printed Name

Witness #2 Signature

Witness #2 Printed Name

[SIGNATURE PAGES CONTINUE]

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ARTISAN SPECIALTY FOODS, INC.,
a Delaware corporation

Witness #1 Signature	By: Justin Wiernasz, President

Witness #1 Printed Name

Witness #2 Signature

Witness #2 Printed Name

4 THE GOURMET, INC.,
a Florida corporation

Witness #1 Signature	By: Justin Wiernasz, President

Witness #1 Printed Name

Witness #2 Signature

Witness #2 Printed Name

HALEY FOOD GROUP, INC.,
a Florida corporation

Witness #1 Signature	By: Justin Wiernasz, President

Witness #1 Printed Name

Witness #2 Signature

Witness #2 Printed Name

[SIGNATURE PAGES CONTINUE]

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GOURMET FOODSERVICE GROUP WAREHOUSE,
INC., a Florida corporation

Witness #1 Signature	By: Justin Wiernasz, President

Witness #1 Printed Name

Witness #2 Signature

Witness #2 Printed Name

ORGANIC FOOD BROKERS, LLC,
a Colorado limited liability company

Witness #1 Signature	By: Justin Wiernasz, Manager

Witness #1 Printed Name

Witness #2 Signature

Witness #2 Printed Name

INNOVATIVE GOURMET, LLC,
a Delaware limited liability company

Witness #1 Signature	By: Justin Wiernasz, Manager

Witness #1 Printed Name

Witness #2 Signature

Witness #2 Printed Name

[SIGNATURE PAGES CONTINUE]

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FOOD FUNDING, LLC,
a Delaware limited liability company

Witness #1 Signature	By: Justin Wiernasz, Manager

Witness #1 Printed Name

Witness #2 Signature

Witness #2 Printed Name

WITNESSES:	LENDER:

FIFTH THIRD BANK,
an Ohio banking corporation

Witness #1 Signature	By: Timothy J. Reiter, Sr., Vice President

Witness #1 Printed Name

Witness #2 Signature

Witness #2 Printed Name

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